                                     PART B

                            FARM BUREAU MUTUAL FUNDS


                              FBL SERIES FUND, INC.
                             5400 University Avenue
                          West Des Moines, Iowa  50266
                                 (515) 225-5586

                       STATEMENT OF ADDITIONAL INFORMATION

                                December 1, 1995,

                          as amended January 31, 1996


     FBL Series Fund, Inc. (the "Fund") is an open-end, diversified management investment company that consists of six Portfolios: the Growth Common Stock Portfolio, High Grade Bond Portfolio, High Yield Bond Portfolio, Managed Portfolio, Money Market Portfolio and Blue Chip Portfolio. Each Portfolio has distinct investment objectives and policies and each is in effect a separate fund issuing its own shares.

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Fund dated December 1, 1995. A copy of the Prospectus may be obtained without charge by writing or calling the Fund at the address and telephone number shown above.

                                TABLE OF CONTENTS

                                                                        Page
                                                                        ----
INVESTMENT OBJECTIVES, POLICIES AND TECHNIQUES . . . . . . . . . . . .   B-1
  Loans of Portfolio Securities. . . . . . . . . . . . . . . . . . . .   B-1
  Covered Call Options . . . . . . . . . . . . . . . . . . . . . . . .   B-2
  Ginnie Mae Certificates. . . . . . . . . . . . . . . . . . . . . . .   B-2

INVESTMENT RESTRICTIONS. . . . . . . . . . . . . . . . . . . . . . . .   B-4
  Fundamental Policies . . . . . . . . . . . . . . . . . . . . . . . .   B-4
  Non-Fundamental (Operating) Policies . . . . . . . . . . . . . . . .   B-6

OFFICERS AND DIRECTORS . . . . . . . . . . . . . . . . . . . . . . . .   B-7

INVESTMENT ADVISER . . . . . . . . . . . . . . . . . . . . . . . . . .  B-12

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS . . . . . . . . . . .  B-15

UNDERWRITING AND DISTRIBUTION EXPENSES . . . . . . . . . . . . . . . .  B-16

PURCHASES AND REDEMPTIONS. . . . . . . . . . . . . . . . . . . . . . .  B-17

NET ASSET VALUE. . . . . . . . . . . . . . . . . . . . . . . . . . . .  B-18
  Money Market Portfolio . . . . . . . . . . . . . . . . . . . . . . .  B-18
  Other Portfolios . . . . . . . . . . . . . . . . . . . . . . . . . .  B-19

TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  B-20

DIVIDENDS AND DISTRIBUTIONS. . . . . . . . . . . . . . . . . . . . . .  B-21
  Money Market Portfolio . . . . . . . . . . . . . . . . . . . . . . .  B-21

PERFORMANCE INFORMATION. . . . . . . . . . . . . . . . . . . . . . . .  B-21

SHAREHOLDER VOTING RIGHTS. . . . . . . . . . . . . . . . . . . . . . .  B-27

RETIREMENT PLANS . . . . . . . . . . . . . . . . . . . . . . . . . . .  B-27
  Self-Employed Individual Retirement Plans. . . . . . . . . . . . . .  B-27
  Individual Retirement Accounts . . . . . . . . . . . . . . . . . . .  B-28
  Tax-Sheltered 403(b) Plans . . . . . . . . . . . . . . . . . . . . .  B-28
  Corporate Pension and Profit Sharing Plans . . . . . . . . . . . . .  B-28
  Public Employer Deferred Compensation Plans. . . . . . . . . . . . .  B-29
  General. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  B-29

OTHER INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . .  B-29
  Custodian. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  B-29
  Independent Auditors . . . . . . . . . . . . . . . . . . . . . . . .  B-30
  Accounting Services. . . . . . . . . . . . . . . . . . . . . . . . .  B-30
  Shareholder Service, Dividend Disbursing and Transfer Agent. . . . .  B-30
  Legal Matters. . . . . . . . . . . . . . . . . . . . . . . . . . . .  B-30

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . .  B-30

                 INVESTMENT OBJECTIVES, POLICIES AND TECHNIQUES

     The investment objectives and policies of each of the Fund's six Portfolios are set forth in the Prospectus under the heading "Investment Objectives and Policies of the Portfolios." A description of certain investment strategies and techniques applicable to some or all of the Portfolios is set forth in the Prospectus under the heading "Description of Certain Investment Techniques." A description of the money market instruments in which the Money Market Portfolio may invest is contained in Appendix A to the Prospectus. A description of the corporate bond and commercial paper ratings of Moody's Investors Services, Inc. ("Moody's") and Standard & Poor's Corporation ("Standard & Poor's") is contained in the Prospectus.

     The following is intended to augment the explanation in the Prospectus of certain investment strategies and techniques applicable to one or more of the Portfolios.

LOANS OF PORTFOLIO SECURITIES

     Each Portfolio may from time to time lend securities (but not in excess of 20% of its assets) from its portfolio to brokers, dealers and financial institutions, provided that: (i) the loan is secured continuously by collateral consisting of U.S. Government securities, government agency securities, or cash or cash equivalents adjusted daily to have a market value at least equal to the current market value of the securities loaned plus accrued interest; (ii) the Portfolio may at any time call the loan and regain the securities loaned; and (iii) the Adviser (under the review of the Board of Directors) has reviewed the creditworthiness of the borrower and found such creditworthiness satisfactory. The collateral will be invested in short-term securities, the income from which will increase the return to the Portfolio.

     The Portfolio will retain all rights of beneficial ownership in the loaned securities, including voting rights and rights to interest or other distributions, and will have the right to regain record ownership of loaned securities to exercise such beneficial rights. The Portfolio may pay reasonable administrative, custodial and finders' fees to persons unaffiliated with the Fund in connection with the arranging of such loans. Unless certain requirements contained in the Internal Revenue Code are satisfied, the dividends, interest and other distributions received by the Portfolio on loaned securities may not be treated for tax purposes as qualified income for the purposes of the 90% test discussed under "Taxes." Each Portfolio intends to loan portfolio securities only to the extent that such activity does not jeopardize the Portfolio's qualification as a regulated investment company under Subchapter M of the Internal Revenue Code.

COVERED CALL OPTIONS

     Each Portfolio (other than the Money Market Portfolio) may write (sell) covered call options on its portfolio securities in seeking to enhance investment performance. A call option is a short-term contract, ordinarily having a duration of nine months or less, which gives the purchaser of the option, in return for a premium paid, the right to buy, and the writer of the option the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option period. An option is "covered" if the writer owns the optioned security.

     A Portfolio will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return. In return for the premium income, the Portfolio will forego the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the option, the Portfolio will retain the risk of loss if the price of the security declines, and the premium is intended to offset any such loss in whole or in part. A Portfolio, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer and that in such circumstances, the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

     A Portfolio may write covered call options on debt securities that are traded over-the-counter. When a Portfolio writes an over-the-counter option, there is no assurance that the Portfolio will be able to enter into a closing purchase transaction. It may not always be possible for the Portfolio to negotiate a closing purchase transaction with the same dealer for the same exercise price and expiration date as the option which the Portfolio previously had written. Although the Portfolio may choose to purchase an option from a different dealer, the Portfolio would then be subject to the additional credit risk of such dealer. If the Portfolio is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or until it delivers the underlying security upon exercise.

GINNIE MAE CERTIFICATES

     The High Grade Bond Portfolio, High Yield Bond Portfolio and Managed Portfolio may each invest in Ginnie Mae certificates ("Ginnie Maes"). Ginnie Maes are debt securities issued by a mortgage banker or other mortgagee and represent an interest in pools of mortgage loans insured by the Federal Housing Administration or the Farmers Home Administration, or guaranteed by the Veterans Administration. Scheduled payments of principal and interest are made to the registered holders of the Ginnie Maes. The Government National Mortgage Association ("GNMA") guarantees the timely payment of monthly installments of principal and interest on Ginnie Maes at the time such payments are due, whether or not such amounts are collected on the underlying mortgages by the issuer of the Ginnie Maes. The National Housing Act provides that the full faith and credit of the United States is pledged to the timely payment of principal and interest by GNMA of amounts due on these Ginnie Maes, and an assistant attorney general of the United States has rendered an opinion that this guarantee by GNMA is a general obligation of the United States backed by its full faith and credit.

     The Ginnie Maes in which these Portfolios may invest are of the "modified pass-through" type, which means that GNMA guarantees the timely payment of principal and interest installments (whether or not the amounts are collected by the issuer of the Ginnie Maes). Under the other general type of Ginnie Maes, referred to as "straight pass-through" Ginnie Maes, the payment of principal and interest on a timely basis is not guaranteed.

     The average life of Ginnie Maes varies with the maturities of the underlying mortgage instruments with maximum maturities of 30 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments or refinancing of such mortgages or foreclosure. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. Due to the guarantee of Ginnie Maes by GNMA, foreclosures impose no risk to the principal invested.

     The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates vary widely, it is not possible to accurately predict the average life of a particular pool. However, statistics indicate that the average life of the type of mortgages backing the majority of Ginnie Maes is approximately 12 years. For this reason, it is standard practice to treat Ginnie Maes as 30-year mortgage-backed securities that prepay fully in the twelfth year. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life. The assumed average life of pools of mortgages having terms of less than 30 years is less than 12 years, but typically not less than 5 years.

     The coupon rate of interest on Ginnie Maes is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the certificates, but only by the amount of the fees paid to GNMA and the issuer. Such fees in the aggregate usually amount to approximately 1/2 of 1%.

     Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average-life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Prepayments generally occur when interest rates have fallen. Reinvestments of prepayments at such times will be at lower rates, which would lower the return of the Portfolios. The actual yield of each Ginnie Mae is influenced by the prepayment experience of the mortgage pool underlying the certificates and may differ from the yield based on the assumed average life. Interest on Ginnie Maes is paid monthly rather than semi-annually as for traditional bonds.

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES

     In seeking to achieve its investment objective(s), each Portfolio has adopted the following investment restrictions. These are fundamental policies and may not be changed without a majority vote of the outstanding shares of each Portfolio affected. As used in this Statement of Additional Information and in the Prospectus, the phrase "majority vote" of a Portfolio (or the Fund) means the vote of the lesser of (i) 67% of the shares of the Portfolio (Fund) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio (Fund). A change in policy by only one Portfolio may be effected by a majority vote of the outstanding shares of that Portfolio.

Except as noted below, each Portfolio may not:

     1. Purchase securities of any issuer (other than U.S. Government securities or government agency securities) if, as a result, more than 5% of the value of the Portfolio's assets (taken at value) would be invested in securities of that issuer.

     2. Purchase more than 10% of the voting securities or more than 10% of any class of securities of any issuer. (For this purpose all outstanding debt securities of an issuer are considered as one class and all preferred stocks of an issuer are considered as one class.)

     3. Concentrate its investments in any one industry; however, it may invest up to 25% of the value of its assets in any one industry. This restriction does not apply to U.S. Government securities or government agency securities (or, with respect to the Money Market Portfolio, obligations of banks or savings institutions), or to instruments, such as repurchase agreements, secured by these instruments.

     4. Purchase securities of other investment companies except by purchase in the open market involving only customary brokers' commissions (and in no event to the extent of more than 5% of the value of the Portfolio's total assets), or as part of a merger, consolidation or acquisition of assets.

     5. Purchase or sell (although it may purchase securities of issuers which invest or deal in) interests in oil, gas or other mineral exploration or development programs, real estate, commodities or commodity contracts.

     6. Purchase any securities on margin (except that the Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities) or make short sales unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same condition.

     7. Purchase or retain the securities of any issuer if any of the officers or directors of the Fund or of its investment adviser own individually more than one-half of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

     8. Issue senior securities, except as appropriate to evidence indebtedness which a Portfolio is permitted to incur pursuant to (9) below.

     9. Borrow money, except from banks for temporary or emergency purposes, and in no event in excess of 5% of its total net assets, or pledge or mortgage more than 15% of its gross assets.

     10. Underwrite securities issued by others, except that it may be deemed to be a statutory underwriter in the sale of any so-called restricted securities which require registration under the Securities Act of 1933. In this connection, a Portfolio will not invest more than 10% of the value of its total assets in securities which are subject to legal or contractual restrictions on resale, or are not readily marketable. No Portfolio has made, or has a present intention of making, any such investments.

     11. Participate on a joint (or a joint and several) basis in any trading account in securities (but this does not include the "bunching" of orders for the sale or purchase of portfolio securities with the other Portfolios or with other investment company and client accounts managed by the Fund's investment adviser or its affiliates to reduce brokerage commissions or otherwise to achieve best overall execution, or to obtain securities on more favorable terms).

     12. Alone, or together with any other Portfolios, make investments for the purpose of exercising control over, or management of, any issuer.

     13. Lend money or securities, except as provided in (14) below (the making of demand deposits with banks, and the purchase of securities such as bonds, debentures, commercial paper and short-term obligations in accordance with the Portfolio's investment objectives and policies, shall not be considered the making of a loan). In addition, each Portfolio may not invest more than 10% of its total assets (taken at market value at the time of each purchase) in repurchase agreements maturing in more than seven days.

     14.  Lend its portfolio securities in excess of 20% of its net assets.

     15. Invest in foreign securities except for foreign equity securities traded on U.S. exchanges and payable in U.S. dollars (and in no event in excess of 25% of the Portfolio's net assets).

     16. Write, purchase or sell puts, calls or combinations thereof, other than writing covered call options.

     17. Invest more than 5% of the value of its total assets in securities of companies which have a record of less than three years continuous operation, including in such three years the operation of any predecessor company or companies, partnership or individual proprietorship if the company whose securities are to be purchased by the Fund has come into existence as a result of a merger, consolidation or reorganization or the purchase of substantially all of the assets of such predecessor.

     The investment restrictions for the Blue Chip Portfolio are the same as those for the other Portfolios except that investment restriction number 1 shall be applicable to only 75% of the value of the Blue Chip Portfolio's total assets.

NON-FUNDAMENTAL (OPERATING) POLICIES

     The following are non-fundamental (operating) policies approved by the Board of Directors. Such policies may be changed by the Board of Directors without approval of the Shareholders.

     Each Portfolio shall not:

     (a) invest more than 10% of its total net assets in illiquid securities, which includes repurchase agreements maturing in more than 7 days, securities used to cover covered calls options written by a Portfolio, and any security which is subject to restriction upon disposition or otherwise considered to be illiquid.

     The Growth Common Stock Portfolio shall not:

     (b) purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of the Portfolio's net assets. Included within that amount, but not to exceed 2% of the value of the Portfolio's net assets, may be warrants that are not listed on the New York or American Stock Exchange. Warrants acquired by the Portfolio at any time in units or attached to securities are not subject to this restriction; or

     (c) purchase securities which are subject to legal or contractual restrictions on resale in excess of 5% of the value of the Portfolio's net assets.

     The term "government agency securities" for purposes of investment restriction 3 has the same meaning as that set forth in Appendix A to the Prospectus. The term "commodities or commodity contracts" as used in investment restriction 5 includes futures contracts.

     If a percentage increase is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

                             OFFICERS AND DIRECTORS

     The officers and directors of the Fund, their age and their principal occupations for the past five years are set forth below, though corporate positions may, in some instances, have changed during this period. The address of the officers of the Fund is 5400 University Avenue, West Des Moines, Iowa 50266. The directors listed with an asterisk are "interested persons" of the Fund as defined in the Investment Company Act of 1940.


EDWARD M. WIEDERSTEIN*, PRESIDENT AND DIRECTOR (47)

     Farmer; President and Director, Iowa Farm Bureau Federation, Farm Bureau Multi-State Services, Inc., Farm Bureau Life Insurance Company, Universal Assurors Life Insurance Company, FBL Insurance Brokerage, Inc., Farm Bureau Mutual Insurance Company, Utah Farm Bureau Insurance Company, FBL Financial Services, Inc., BIC, Inc., and Farm Bureau Agricultural Business Corporation; Director, Western Farm Bureau Management Corporation, Western Farm Bureau Life Insurance Company, Western Agricultural Insurance Company, American Agricultural Insurance Company and Multi-Pig Corporation.


EUGENE R. MAAHS*, SENIOR VICE PRESIDENT, SECRETARY-TREASURER AND DIRECTOR (64)

     Senior Vice President and Secretary-Treasurer, Farm Bureau Multi-State Services, Inc., Farm Bureau Life Insurance Company, Universal Assurors Life Insurance Company, Farm Bureau Mutual Insurance Company, Utah Farm Bureau Insurance Company, FBL Financial Services, Inc. and FBL Insurance Brokerage, Inc.; Executive Director and Secretary-Treasurer, Iowa Farm Bureau Federation; Senior Vice President and Assistant Secretary-Treasurer, South Dakota Farm Bureau Mutual Insurance Company; Vice President and Treasurer, Farm Bureau Management Corporation; Former Administrative Director, Iowa Farm Bureau Federation; Former Executive Vice President and Director, Communications Providers, Inc.; Co-Owner, Country Gardens.

STEPHEN M. MORAIN*, SENIOR VICE PRESIDENT, GENERAL COUNSEL, ASSISTANT SECRETARY AND DIRECTOR (50)

     General Counsel and Assistant Secretary, Iowa Farm Bureau Federation; General Counsel, Secretary and Director, Farm Bureau Management Corporation; Senior Vice President and General Counsel, Farm Bureau Multi-State Services, Inc., Farm Bureau Life Insurance Company, Universal Assurors Life Insurance Company, Farm Bureau Mutual Insurance Company, Utah Farm Bureau Insurance Company, FBL Financial Services, Inc., FBL Insurance Brokerage, Inc. and South Dakota Farm Bureau Mutual Insurance Company; Senior Vice President, General Counsel and Director, FBL Investment Advisory Services, Inc. and FBL Marketing Services, Inc.; Director, Computer Aided Design Software, Inc. and Iowa Business Development Finance Corporation; Chairman, Edge Technologies, Inc.

THOMAS R. GIBSON, EXECUTIVE VICE PRESIDENT AND GENERAL MANAGER (51)

     Executive Vice President and General Manager, Farm Bureau Multi-State Services, Inc., Farm Bureau Life Insurance Company, Universal Assurors Life Insurance Company, Western Farm Bureau Life Insurance Company, Farm Bureau Mutual Insurance Company, Utah Farm Bureau Insurance Company, FBL Insurance Brokerage, Inc., FBL Financial Services, Inc., and South Dakota Farm Bureau Mutual Insurance Company; Executive Vice President, General Manager and Director, FBL Investment Advisory Services, Inc. and FBL Marketing Services, Inc.

TIMOTHY J. HOFFMAN, VICE PRESIDENT, CHIEF MARKETING OFFICER (45)

     Vice President, Chief Marketing Officer, Farm Bureau Multi-State Services, Inc., Farm Bureau Life Insurance Company, Universal Assurors Life Insurance Company, Western Farm Bureau Life Insurance Company, Farm Bureau Mutual Insurance Company, Utah Farm Bureau Insurance Company, FBL Financial Services, Inc., South Dakota Farm Bureau Mutual Insurance Company and FBL Insurance Brokerage, Inc. President and Director, FBL Marketing Services, Inc. and FBL Educational Services, Inc.; Vice President, Chief Marketing Officer and Director, FBL Investment Advisory Services, Inc.

WILLIAM J. ODDY, VICE PRESIDENT, CHIEF OPERATING OFFICER AND ASSISTANT GENERAL MANAGER (51)


     Vice President, Chief Operating Officer and Assistant General Manager, Farm Bureau Multi-State Services, Inc., Farm Bureau Life Insurance Company, Universal Assurors Life Insurance Company, Western

     Farm Bureau Life Insurance Company, FBL Insurance Brokerage, Inc., Utah Farm Bureau Insurance Company, Farm Bureau Mutual Insurance Company, South Dakota Farm Bureau Mutual Insurance Company and FBL Financial Services, Inc.; President, Treasurer and Director, Communications Providers, Inc.; Vice President, Chief Operating Officer, Assistant General Manager, Treasurer and Director, FBL Investment Advisory Services, Inc. and FBL Marketing Services, Inc.; President and Director, FBL Real Estate Ventures, Ltd. and RIK, Inc.

RICHARD D. WARMING, VICE PRESIDENT, CHIEF INVESTMENT OFFICER (62)

     Vice President, Chief Investment Officer and Assistant Treasurer, Farm Bureau Multi-State Services, Inc., Farm Bureau Life Insurance Company, Universal Assurors Life Insurance Company, Western Farm Bureau Life Insurance Company, FBL Insurance Brokerage, Inc., Utah Farm Bureau Insurance Company, FBL Financial Services, Inc., Farm Bureau Mutual Insurance Company; Western Agricultural Insurance Company, Western Farm Bureau Mutual Insurance Company and South Dakota Farm Bureau Mutual Insurance Company; President and Director, FBL Leasing Services, Inc. and FBL Investment Advisory Services, Inc.; Vice President, Chief Investment Officer and Director, FBL Marketing Services, Inc.; Vice President, Secretary and Director, RIK, Inc; Secretary and Director, FBL Real Estate Ventures, Ltd.

DENNIS M. MARKER, INVESTMENT VICE PRESIDENT, ADMINISTRATION AND ASSISTANT SECRETARY (44)


     Investment Vice President, Administration, Farm Bureau Life Insurance Company, Universal Assurors Life Insurance Company, Western Farm Bureau Life Insurance Company, FBL Insurance Brokerage, Inc., Farm Bureau Mutual Insurance Company, Utah Farm Bureau Insurance Company and South Dakota Farm Bureau Mutual Insurance Company; Vice President and Director, FBL Leasing Services, Inc.; Investment Vice President, Administration, Secretary and Director, FBL Investment Advisory Services, Inc. and FBL Marketing Services, Inc.

SUE A. CORNICK, MARKET CONDUCT AND MUTUAL FUNDS MANAGER AND ASSISTANT SECRETARY
(35)

     Market Conduct and Mutual Funds Manager and Assistant Secretary, FBL Investment Advisory Services, Inc. and FBL Marketing Services, Inc.

KRISTI ROJOHN, ASSISTANT SECRETARY (32)

     Senior Compliance Assistant and Assistant Secretary, FBL Investment Advisory Services, Inc. and FBL Marketing Services, Inc.

ELAINE A. FOLLOWWILL, ASSISTANT SECRETARY (25)

     Compliance Assistant and Assistant Secretary, FBL Investment Advisory Services, Inc. and FBL Marketing Services, Inc.

DONALD G. BARTLING, DIRECTOR (68)
Box 104
Herman, Nebraska  68029

     Farmer; Partner, Bartling Brothers Partnership (farming business) and BBK (farming partnership); Director, Papio Missouri River Natural Resources District.

JOHN R. GRAHAM, DIRECTOR (50)
1512 Country Club Place
Manhattan, Kansas  66502

     Executive Vice President, Kansas Farm Bureau, Kansas Farm Bureau Services, Kansas Agricultural Marketing Association, FB Services Insurance Agency, Kansas Farm Bureau Life Insurance Company, The Farm Bureau Mutual Insurance Company, Inc., Kansas Farm Bureau Reinsurance Company, Inc. and KFB Insurance Company, Inc.; Chairman, Chief Executive Officer and Director, FB Capital Management, Inc. of Kansas; Director, National Association of Independent Insurers, Didde Corporation, Farm Bureau Mutual Insurance Agency of Kansas and Kansas State Travel Agency, Inc.; Partner, Arthur-Graham Rental Properties, CM Brass and G&H Real Estate Investments; Trustee, Master Teacher Employee Benefit Pension Trust.

ERWIN H. JOHNSON, DIRECTOR (52)
1841 March Avenue
Charles City, Iowa 50616

     Farmer; Owner and Manager, Center View Farms Co.; Director, First Security Bank and Trust Co., Charles City, Iowa; Farm Associate, Iowa State University Cooperative Extension Service; Voting Delegate, Former President and Director, Floyd County Farm Bureau.

ANN JORGENSEN, DIRECTOR (55)
R.R. 1, Box 43
Garrison, Iowa  52229

     Private Investor; Farm and Business Management; Partner, Jorg-Anna Farms; President and Founder, Farm Home Offices; Vice President, Timberlane Hogs Limited; Director, Iowa Department of Economic Development; Chairperson, Rural Development Council; Member, Iowa Agriculture Products Advisory Council; Secretary, Iowa Public Television Foundation, Iowa Freedom International Foundation; Friends of the U.I.H.C.; Former Director and Chairperson, Iowa's Alcoholic Beverage Control Commission; Former Regent, State of Iowa Board of Regents; Former Director, Iowa Public Television and University of Iowa Hospitals and Clinics.

DALE W. NELSON, DIRECTOR (76)
4216 Patricia Drive
Des Moines, Iowa 50322

     Retired; Former Executive Director and Secretary-Treasurer, Iowa Farm Bureau Federation and affiliated companies; Former Senior Vice President, Secretary-Treasurer and Director of the Fund and FBL Money Market Fund, Inc..

CURTIS C. PIETZ, DIRECTOR (64)
R. R. 3, Box 79
Lakefield, Minnesota  65150

     Farmer; Director and Part Owner, Storden Seed and Chemical Service, Inc.; Director, Minnesota Rural Finance Authority; Former Program Evaluator, Minnesota Department of Vocational Education; Former President, Jackson County Farm Bureau; Former Chairman and Director, Southwest Farm Management Association; Director, F.C.S.

     The officers and directors of the Fund also serve in similar capacities as officers and directors of FBL Money Market Fund, Inc., and as officers and trustees of FBL Variable Insurance Series Fund. Several of the officers and directors of the Fund are also officers and directors of the Adviser. The Fund pays no direct remuneration to any officer of the Fund. Each of the directors who is not affiliated with the Adviser receives a fee of $115 plus expenses for each directors' meeting attended. For the fiscal year ended July 31, 1995, directors fees paid by the Fund totalled $2,580.

     The following table sets forth the compensation received by all Directors of the Fund, for the fiscal year ended July 31, 1995. The information in the last column of the table sets forth the total compensation received by all Directors for calendar year 1994 for services as a Director of the Fund and other funds in the FBL Family.


                                                            Pension and
                                        Aggregate            Retirement             Total Compensation
                                      Compensation        Benefits Accrued        from all funds in the
Name of Director                      From the Fund   as Part of Fund Expenses         FBL Family
----------------                      -------------   ------------------------    ---------------------
Donald G. Bartling                      $   430                   0                       $ 1,200
John R. Graham                              430                   0                         1,200
Erwin H. Johnson                            430                   0                         1,200
Ann Jorgensen                               430                   0                         1,200
Eugene R. Maahs                               0                   0                             0
Stephen M. Morain                             0                   0                             0
Dale W. Nelson                              430                   0                         1,200
Curtis C. Pietz                             430                   0                         1,200
Merlin D. Plagge (1)                          0                   0                             0


-------------------------
(1) Resigned as Director and President of the Fund effective December 31, 1995.


     As of October 31, 1995, the officers and directors as a group owned less than 1% of the then outstanding shares of the Fund.

                               INVESTMENT ADVISER

     The following information supplements the information set forth in the Prospectus under "Management of the Fund -- Investment Adviser." Pursuant to an Investment Advisory and Management Services Agreement dated November 11, 1987 ("Agreement"), FBL Investment Advisory Services, Inc. ("FBL" or the "Adviser") acts as the Fund's investment adviser and manager subject to the review of the Fund's Board of Directors. The Adviser is a wholly-owned subsidiary of FBL Financial Services, Inc., which is a wholly-owned subsidiary of Farm Bureau Life Insurance Company, an Iowa insurance company, which is a wholly-owned subsidiary of Farm Bureau Multi-State Services, Inc., an Iowa corporation, 64% of whose outstanding voting shares are in turn owned by Iowa Farm Bureau Federation an Iowa not-for-profit corporation. The Adviser also acts as an investment adviser to individuals, institutions and two other mutual funds: FBL Money Market Fund, Inc. and FBL Variable Insurance Series Fund. Personnel of the Adviser also manage investments for the portfolios of insurance companies.

     The Adviser subscribes to leading bond information services and receives published reports and statistical compilations from the issuers directly, as well as analyses from brokers and dealers who may execute portfolio transactions for the Fund or the Adviser's other clients. The Adviser regards this information and material, however, as an adjunct to its own research activities.

     Under the Agreement, the Adviser regularly provides the Fund with investment research, advice and supervision, and furnishes an investment program consistent with the investment objectives and policies of each Portfolio, determining for each Portfolio, what securities shall be purchased and sold and what portion of the Portfolio's assets shall be held uninvested, subject always to: (i) the provisions of the articles of incorporation, the Fund's by-laws, the Investment Company Act of 1940 and applicable requirements of the Internal Revenue Code; (ii) the Portfolio's investment objectives, policies and restrictions; and (iii) such policies and instructions as the Board of Directors may from time to time establish. The Adviser also advises and assists the officers of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of the Board of Directors (and any committees thereof) regarding the conduct of the business of the Fund. The Adviser has agreed to arrange for any of its officers or directors to serve without salary as directors, officers or agents of the Fund if duly elected to such positions.

     The Adviser, at its expense, furnishes the Fund with office space and facilities, simple business equipment, advisory, research and statistical facilities, and clerical services and personnel to administer the business affairs of the Fund. As compensation for the Adviser's investment advisory, management and clerical services, as well as the facilities it provides and the expenses it assumes, the Agreement provides for the payment of a monthly fee as described in the Prospectus.

     The Adviser is not required to pay expenses of the Fund other than those set forth above. Each Portfolio will pay all other expenses incurred in its operation, including a portion of the Fund's general administrative expenses, allocated on the basis of the Portfolio's net asset value. Expenses that will be borne directly by the Portfolios include, but are not limited to, the following: net asset value calculations; portfolio transaction costs; interest on Fund obligations; stock certificates; miscellaneous reports; membership dues; all expenses of shareholders' and directors' meetings and of preparing, printing and mailing proxy statements, reports and notices to shareholders; all expenses of registering the Fund's shares under federal and state securities laws; the typesetting costs of printing Fund prospectuses and supplements thereto; investor services (including allocable telephone and personnel expenses); all taxes and fees payable to federal, state or other governmental authorities; the fees and expenses of independent public auditors, legal counsel, custodian, dividend disbursing and transfer agent; fees of directors who are not affiliated with the Adviser; insurance premiums for fidelity bond and other coverage of the Fund's operations; and such non-recurring expenses as may arise including actions, suits or proceedings affecting the Fund and the legal obligation the Fund may have to indemnify its officers and directors with respect thereto. See "Underwriting and Distribution Expenses" and "Other Information -- Accounting Services" for a description of certain other Fund expenses.

     The Agreement was approved on November 11, 1987 by a vote of the shareholders of Farm Bureau Growth Fund, Inc.(1) and on December 1, 1987 by Farm Bureau Life Insurance Company as the then sole shareholder of each of the other seven Portfolios of the Fund, and was most recently approved for continuance on August 17, 1995, by the Board of Directors, including a vote of a majority of the Directors who are not "interested persons" of either party to the Agreement. Unless earlier terminated as described below, the Agreement will remain in effect until November 30, 1996. Thereafter, the Agreement will continue in effect, with respect to a Portfolio, from year to year so long as its continuation is approved at least annually by (a) the vote of a majority of those Directors who are not parties to the Agreement or "interested persons" of either party to the Agreement cast in person at a meeting called for the purpose of voting on such approval, and (b) either (i) the vote of a majority of the Directors or (ii) the vote of a majority of the outstanding shares of such Portfolio.

     The Agreement will be deemed to have been approved (or amended) by the shareholders of any Portfolio if a majority of the outstanding shares of that Portfolio vote for approval (or amendment) of the Agreement, notwithstanding
(a) that the Agreement has not been approved (or amended) by a majority of the outstanding shares of any other Portfolio, and (b) that the Agreement has not been approved (or amended) by a vote of a majority of the outstanding shares of the Fund. The Agreement may be terminated without penalty at any time upon 60 days' notice by either party, and will terminate automatically upon assignment.

     The Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its obligations and duties under the Agreement.

     Officers and employees of the Adviser from time to time may have transactions with various banks, including the Fund's custodian bank. It is the Adviser's opinion that the terms and conditions of such transactions will not be influenced by existing or potential custodial or other Fund relationships.

------------------------
     (1) The Fund, which was incorporated in Maryland on August 14, 1970, was known as Farm Bureau Growth Fund, Inc. prior to the effectiveness of Articles of Amendment to its charter on December 1, 1987 which, among other things, changed its name to FBL Series Fund, Inc. and established eight Portfolios of the Fund and designated the then current assets, liabilities and shareholders of Farm Bureau Growth Fund, Inc. as the assets, liabilities and shareholders of the Growth Common Stock Portfolio of FBL Series Fund, Inc. The meaning of the term "Growth Common Stock Portfolio" as used herein includes, where appropriate, Farm Bureau Growth Fund, Inc. prior to December 1,
1987.

     The investment advisory and management fee expense for the fiscal years ended July 31, 1995, 1994 and 1993 was $331,615, $294,555 and $217,543,
respectively, for the Growth Common Stock Portfolio; $31,381, $30,712 and $31,638, respectively, for the High Grade Bond Portfolio; $35,015, $33,735 and $28,620, respectively, for the High Yield Bond Portfolio; $118,526, $85,361 and $30,189, respectively, for the Managed Portfolio; $10,035, $10,596 and $10,643, respectively, for the Money Market Portfolio; and $19,647, $14,982 and $12,007, respectively, for the Blue Chip Portfolio.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     With respect to transactions in portfolio securities, whether through a broker as agent or with a dealer as principal, the Adviser endeavors to obtain for the Fund the most favorable prices and efficient execution of orders. Subject to this primary consideration, the Adviser may place a Portfolio's transactions with firms that furnish research, statistical and other services. In particular, the Adviser may direct brokerage transactions to a specific broker in return for certain data and research-oriented software. Certain affiliates of the Adviser also place portfolio transactions with these brokerage firms, and such affiliates share the benefits of the research and other services obtained from these brokers.

     Brokerage research services, as provided in Section 28(e) of the Securities Exchange Act of 1934, include: advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends; portfolio strategy and performance of accounts; and the execution of securities transactions and performance of functions incidental thereto (such as clearance and settlement).

     The Fund paid brokerage commissions during the fiscal years ended July 31, 1995, 1994 and 1993 of $199,427, $156,305 and $95,696, respectively. The
Adviser regards information that is customarily available only in return for brokerage as among the many elements to be considered in arriving at investment decisions. No specific value can be determined for most such information and services and they are deemed supplemental to the Adviser's own efforts in the performance of its duties under the investment advisory agreement. Neither the Adviser nor any of its affiliates will receive any brokerage business arising out of the portfolio transactions of the Fund.

     If, in the judgment of the Adviser, the Fund or any Portfolio will be benefited by such supplemental research services, the Fund or such Portfolio is authorized to pay greater spreads or commissions than another broker or dealer may charge for the same transaction. Accordingly, while the Adviser generally seeks reasonably competitive spreads or commissions, the Portfolios will not necessarily be paying the lowest spread or commission available in every case. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information.

     The Portfolios may deal in some instances in securities that are not listed on a national securities exchange but rather are traded in the over-the-counter market. The Portfolios may also purchase listed securities through the "third market." Where transactions are executed in the over-the-counter market or third market, the Adviser will seek to deal with primary market makers but, when necessary, will utilize the services of brokers. In all such cases, the Adviser will attempt to negotiate the best price and execution. Money market instruments are generally traded directly with the issuer. On occasion, other securities may be purchased directly from the issuer. The cost of a Portfolio's securities transactions will consist primarily of brokerage commissions or dealer or underwriter spreads.

     Certain investments may be appropriate for certain of the Portfolios and for other clients advised by the Adviser. Investment decisions for the Portfolios and such other clients are made with a view to achieving their respective investment objectives and after consideration of factors such as their current holdings, availability of cash for investment and the size of their investments in general. Frequently, a particular security may be bought or sold for only one client, or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more Portfolios or other clients at the same time. In such event, such transactions will be allocated among the Portfolios or other clients in a manner believed by the Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. It is the opinion of the Board of Directors that the benefits available because of the Adviser's organization outweigh any disadvantages that may arise from exposure to simultaneous transactions. Purchase and sale orders for a Portfolio may be combined with those of other Portfolios or other clients of the Adviser in the interest of the most favorable net results to the Portfolio.

                     UNDERWRITING AND DISTRIBUTION EXPENSES

     FBL Investment Advisory Services, Inc. (the "Distributor") also serves as principal underwriter for the Fund under an Underwriting Agreement dated December 31, 1983, and as distributor of the Fund's shares under a Distribution Plan and Agreement dated December 1, 1987, as amended November 25, 1991 ("Distribution Agreement"). See "General Information--Distributor" in the Prospectus. The Distributor bears all its expenses of providing services pursuant to the Distribution Agreement, including the payment of any commissions, the preparation and distribution of advertising or sales literature, and bears the cost of printing and mailing prospectuses to persons other than shareholders. The Fund bears the cost of qualifying and maintaining the qualification of its shares for sale under the securities laws of the various states and the expense of registering its shares with the Securities and Exchange Commission.

     The Distribution Agreement continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Directors of the Fund, including the Directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the agreement. The Distribution Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Fund or by the Distributor upon six months' notice. Termination by the Fund may be by vote of a majority of the Board of Directors, or a majority of the Directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the Distribution Agreement, or a "majority of the outstanding voting securities" of the Fund as defined under the Investment Company Act of 1940. The Distribution Agreement may not be amended to increase the fee to be paid by the Fund without approval by a majority of the outstanding voting securities of the Fund and all material amendments must in any event be approved by the Board of Directors in the manner described above with respect to the continuation of the Agreement. Shareholders vote in the aggregate and not by Portfolio with respect to the Distribution Agreement.

     Pursuant to an action by the Board of Directors on August 15, 1991, the Board approved an amendment to the Distribution Agreement which provided for a reduction in the distribution services fee and approved an Administrative Services Agreement between the Fund and the Distributor which provides for an administrative services fee to be paid to the Distributor. Effective November 25, 1991, the distribution services fee paid by the Fund to the Distributor was lowered from .75% to .50% of average daily net assets of the Fund and an administrative services fee of .25% of average daily net assets of the Fund will be paid by the Fund to the Distributor.

     The Fund paid annual distribution fees to the Distributor during the fiscal years ended July 31, 1995, 1994 and 1993 of $553,282, $477,956 and
$345,586, respectively. During the fiscal year ended July 31, 1995, of the aggregate amount of distribution fees paid to the Distributor, $165,967 was paid to FBL Marketing Services, Inc., an affiliate of the Distributor, $24 was paid to other dealers and the balance of $387,291 was retained by the Distributor. During the fiscal year ended July 31, 1995, the Distributor incurred expenses in the approximate amounts noted: $394,111 for commissions paid to Dealers for Fund sales, $171,343 for management services, $20,513 for rent, $17,424 for report costs, $9,839 for telephone, $5,763 for postage, $3,014 for printing and office supplies, and $2,939 for furniture and equipment.

     During the fiscal years ended July 31, 1995, 1994 and 1993 the Distributor received $135,141, $49,718 and $75,251, respectively, in contingent deferred sales charges.

     The Distributor also acts as principal underwriter and sole distributor of the shares of FBL Money Market Fund, Inc. and FBL Variable Insurance Series Fund.

                            PURCHASES AND REDEMPTIONS

     The following supplements the discussion in the Prospectus under the headings "How to Buy Shares" and "How to Redeem Shares."

     Shares of each Portfolio are sold at their respective net asset value next determined after an order for purchase and payment are received in proper form.

     Shares of each Portfolio are redeemed at their respective net asset value next determined after a request for redemption is received in proper form. The Fund may suspend the right of redemption or postpone the date of payment, with respect to the shares of a Portfolio, during any period when (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such exchange is closed for trading (other than customary weekend and holiday closing); (b) an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of such Portfolio's securities, or determination of the net asset value of such Portfolio, is not reasonably practicable; or (c) the Securities and Exchange Commission by order permits such suspension for the protection of Shareholders.
 In such event, redemption will be effected at the net asset value next determined after the suspension has been terminated unless the Shareholder has withdrawn the redemption request in writing and the request has been received by FBL Investment Advisory Services, Inc., 5400 University Avenue, West Des Moines, Iowa 50266, prior to the day of such determination of net asset value.

                                 NET ASSET VALUE

     The following supplements the discussion in the Prospectus under the heading "Net Asset Value Information."

MONEY MARKET PORTFOLIO

     The net asset value per share of the Money Market Portfolio is computed by dividing the total value of the Portfolio's securities and other assets, less liabilities (including dividends payable), by the number of shares outstanding.
 The assets are determined by valuing the portfolio securities at amortized cost, pursuant to Rule 2a-7 under the Investment Company Act. The amortized cost method of valuation involves valuing a security at cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

     The purpose of the amortized cost method of valuation is to attempt to maintain a constant net asset value per share of $1.00. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold its portfolio securities. Under the direction of the Board of Directors, certain procedures have been adopted to monitor and stabilize the price per share. Calculations are made to compare the value of the portfolio securities, valued at amortized cost, with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for those instruments. If a deviation of 1/2 of 1% or more between the Portfolio's $1.00 per share net asset value and the net asset value calculated by reference to market valuations were to occur, or if there were any other deviations which the Board of Directors believes would result in dilution or other unfair results material to Shareholders, the Board of Directors would consider what action, if any, should be initiated.

     The market value of debt securities usually reflects yields generally available on securities of similar quality. When yields decline, the market value of a Portfolio holding higher yielding securities can be expected to increase; when yields increase, the market value of a Portfolio invested at lower yields can be expected to decline. In addition, if the Portfolio has net redemptions at a time when interest rates have increased, the Portfolio may be forced to sell portfolio securities prior to maturity at a price below the Portfolio's carrying value. Also, because the Portfolio generally will be valued at amortized cost rather than market value, any yield quoted may be different from the yield that would result if the entire Portfolio were valued at market value, since the amortized cost method does not take market fluctuations into consideration.

OTHER PORTFOLIOS

     The net asset value per share of each Portfolio other than the Money Market Portfolio is computed by dividing the total value of the Portfolio's securities and other assets, less liabilities, by the number of Portfolio shares then outstanding. Securities traded on a national exchange are valued at the last sale price as of the close of business on the day the securities are being valued, or, lacking any sales, at the mean between closing bid and asked prices. Securities, other than money market instruments, traded in the over-the-counter market are valued at the mean between the bid and asked prices or at yield equivalent as obtained from one or more dealers that make markets in the securities. Securities traded both in the over-the-counter market and on a national exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors. Money market instruments are valued at market value, except that instruments maturing in 60 days or less are valued using the amortized cost method of valuation.

     The proceeds received by each Portfolio for each issue or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated specifically to such Portfolio, and constitute the underlying assets of such Portfolio. The underlying assets of each Portfolio are segregated on the Fund's books of account and are charged with the liabilities of such Portfolio and with a share of the general liabilities of the Fund. Expenses with respect to any two or more Portfolios are allocated in proportion to the net asset values of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made.

                                      TAXES

     For federal income tax purposes, each Portfolio is treated as a separate entity. Each Portfolio intends to continue to qualify to be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). If a Portfolio qualifies as a regulated investment company and complies with the provisions of the Code, such Portfolio will be relieved from federal income tax on the part of its net ordinary income and net realized capital gain that it distributes to its shareholders. To qualify for treatment as a "regulated investment company," a Portfolio must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies (subject to the authority of the Secretary of the Treasury to exclude foreign currency gains that are not ancillary to the Portfolio's principal business of investing in stock or securities or options and futures with respect to such stock or securities), or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stocks, securities, or currencies.
 In addition, to qualify for treatment as a "regulated investment company," a Portfolio must derive less than 30% of its gross income in each taxable year from gains (without deduction for losses) from the sale or other disposition of securities held for less than three months. This rule may limit a Portfolio's ability to engage in futures and options transactions.

     A 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is generally the sum of 98% of a Portfolio's net ordinary income for the calendar year plus 98% of its capital gain net income for the one year period ending October 31. The Fund intends to declare or distribute dividends from each Portfolio during the calendar year of an amount sufficient to prevent imposition of the 4% excise tax.

     A portion of the ordinary income distributions from a Portfolio may be eligible for the "dividends received deduction" available to corporate shareholders. The aggregate amount eligible for the "dividends received deduction" may not exceed the aggregate qualifying dividends received by such Portfolio for the fiscal year. The portion of the income dividends paid during the fiscal year ended July 31, 1995 that qualified for the "dividends received deduction" available to corporate shareholders was as follows: 71% of the income dividend paid December 29, 1994 by the Growth Common Stock Portfolio; 61%, 65%, 64% and 61% of the income dividends paid November 7, 1994, December 29, 1994, May 5, 1995, and August 7, 1995, respectively, by the Managed Portfolio; and 87% of the income dividend paid December 29, 1994 by the Blue Chip Portfolio.

     If a shareholder exchanges shares of a Portfolio for shares of another Portfolio of the Fund, the shareholder will recognize a gain or loss for federal income tax purposes measured by the difference between the value of the shares acquired and the basis of the shares exchanged. Such gain or loss will generally be a capital gain or loss and will be a long-term gain or loss if the shareholder has held his or her shares for more than one year. If a shareholder realizes a loss on the redemption of shares of a Portfolio and invests in shares of the same Portfolio within 30 days before or after the redemption, the transactions may be subject to the wash sale rules resulting in a postponement of the recognition of such loss for federal income tax purposes. Any loss recognized on the disposition of shares of a Portfolio held six months or less will be treated as long-term capital loss to the extent that the shareholder has received any long-term capital gain dividends on such shares.

     The discussion under "Dividends and Taxes" in the Prospectus, in conjunction with the foregoing, is a general summary of applicable provisions of the Code and Treasury Regulations now in effect as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial or administrative action.

                           DIVIDENDS AND DISTRIBUTIONS

     Reference is made to the discussion in the Prospectus under the heading "Dividends and Taxes" for a more complete discussion of dividends and distributions.

MONEY MARKET PORTFOLIO

     The Portfolio declares dividends of all its daily net investment income on each day the Portfolio's net asset value per share is determined. Dividends are payable monthly and are automatically reinvested and distributed monthly on the last business day of each month in full and fractional shares of the Portfolio at the then-current net asset value unless a Shareholder requests payment in cash. Each Shareholder will receive a monthly summary of the Portfolio's activity, including information on dividends paid or reinvested.

     Net investment income, for dividend purposes, consists of (1) accrued interest income, plus or minus (2) amortized purchase discount or premium, plus or minus (3) all short-term realized gains or losses and unrealized appreciation or depreciation on portfolio assets, minus (4) all accrued expenses of the Portfolio. Expenses of the Portfolio are accrued daily. So long as the portfolio securities are valued at amortized cost, there will be no unrealized appreciation or depreciation on such securities.

                             PERFORMANCE INFORMATION

     As described in the Prospectus, a Portfolio's historical performance or return may be shown in the form of "average annual total return" and "total return" in the case of all Portfolios except the Money Market Portfolio; "yield" in the case of the High Grade Bond and High Yield Bond Portfolios; and "yield" and "effective yield" in the case of the Money Market Portfolio. These various measures of performance are described below.

     Average annual total return and total return measure both the net income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments of a Portfolio over the specified period. Yield is a measure of the net investment income per share earned over a specific one-month or 30-day period (seven-day period for the Money Market Portfolio) expressed as a percentage of the net asset value.

     A Portfolio's standardized average annual total return quotation is computed in accordance with a method prescribed by rules of the Securities and Exchange Commission. The standardized average annual total return for a Portfolio for a specific period is determined by assuming a hypothetical $1,000 investment in the Fund's shares on the first day of the period at the then effective net asset value per share ("initial investment"), and computing the ending redeemable value ("redeemable value") of that investment at the end of the period. The redeemable value includes the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends by the Portfolio have been reinvested at net asset value on the reinvestment dates during the period. Standardized average annual total return figures for various periods are set forth in the tables below. In addition, included in the table below are figures for the average annual total return without the deduction of the contingent deferred sales charge. Thus, the same formula as set forth above is used except that the redeemable value has not been reduced by the applicable sales charge for that period.

     Calculation of a Portfolio's total return is not subject to a standardized formula. Total return performance for a specific period is calculated by first taking an investment (assumed to be $1,000) in the Fund's shares on the first day of the period at the then effective net asset value per share ("initial investment") and computing the ending value ("ending value") of that investment at the end of the period. The ending value may or may not include the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The total return percentage is then determined by subtracting the initial investment from the value and dividing the difference by the initial investment and expressing the result as a percentage. This calculation assumes that all income and capital gains dividends by the Portfolio have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return figures for various periods are set forth in the tables below.

     The yield for a Portfolio, other than the Money Market Portfolio, is computed in accordance with the formula set forth below, which is a standardized method prescribed by rules of the Securities and Exchange Commission. The High Grade Bond Portfolio's yield based upon the 30-day period ended July 31, 1995 was 6.37% and the High Yield Bond Portfolio's was 8.12%. A Portfolio's yield is computed by dividing the net investment income per share earned during the specific one-month or 30-day period by the offering price per share on the last day of the period, according to the following formula:

                         [(a-b +1)(6) -1]
                Yield = 2  ---
                           cd

                a =  dividends and interest earned during the period.

                b =  expenses accrued for the period (net of reimbursements).

                c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                d =  the offering price per share on the last day of the period.

     In computing yield, the Fund follows certain standardized accounting practices specified by Securities and Exchange Commission rules. These practices are not necessarily consistent with those that the Fund uses to prepare its annual and interim financial statements in accordance with generally accepted accounting principles.

     The Money Market Portfolio's yield is computed in accordance with a standard method prescribed by rules of the Securities and Exchange Commission. Under that method, the yield quotation is based on a seven-day period and is computed as follows. The net investment income per share (accrued interest on portfolio securities, plus or minus amortized premium or discount, less accrued expenses) is divided by the price per share (expected to remain constant at $1.00) at the beginning of the period ("base period return") and the result is divided by seven and multiplied by 365. The resulting yield figure is carried to the nearest one hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of investments are not included in the calculation. The Money Market Portfolio's yield for the seven day period ended July 31, 1995 was 3.86%.

     The Money Market Portfolio's effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the effective yield is [(base period return +1) raised to the 365/7] -1. The Money Market Portfolio's effective yield for the seven day period ended July 31, 1995 was 3.93%.

     A Portfolio's performance quotations are based upon historical results and are not necessarily representative of future performance. The Fund's shares are sold at net asset value, and return and net asset value will fluctuate except that the Money Market Portfolio seeks to maintain a $1.00 net asset value per share. Factors affecting a Portfolio's performance include general market conditions, operating expenses and investment management. Shares of a Portfolio are redeemable at net asset value, which may be more or less than original cost. Redemptions within the first six years after purchase may be subject to a contingent deferred sales charge that ranges from 5% the first year to 0% after six years. Yield and effective yield do not include the effect of the contingent deferred sales charge. The standardized average annual total return does include the effect of the contingent deferred sales charge. Average annual total return does not, and total return may or may not include the effect of the contingent deferred sales charge that may be imposed at the end of the designated period. Performance figures not including the effect of the contingent deferred sales charge would be reduced if the charge were included. No adjustments are made for taxes payable on dividends.

     The figures below show performance information for various periods ended July 31, 1995. Because all of the Portfolios, with the exception of the Growth Common Stock Portfolio, have been in operation only since December 1, 1987, the performance information reflects only an ninety-two month period.

                        AVERAGE ANNUAL TOTAL RETURN TABLE
                         FOR PERIOD ENDED JULY 31, 1995

                                        STANDARDIZED        AVERAGE ANNUAL
                                       AVERAGE ANNUAL        TOTAL RETURN
PORTFOLIO                             TOTAL RETURN (1)      UNADJUSTED (2)
---------                             ----------------      --------------
Growth Common Stock
  10 years                                 9.25%                 9.25%
  5 years                                 11.64%                11.90%
  1 year                                   4.37%                 9.36%

High Grade Bond
  Life of Portfolio (3)                    8.02%                 8.02%
  5 years                                  8.06%                 8.35%
  1 year                                   3.23%                 8.23%

High Yield Bond
  Life of Portfolio (3)                    9.65%                 9.65%
  5 years                                 10.38%                10.65%
  1 year                                   4.71%                 9.71%

Managed



  Life of Portfolio (3)                    8.99%                 8.99%
  5 years                                 10.18%                10.45%
  1 year                                   4.40%                 9.40%

Blue Chip
  Life of Portfolio (3)                   13.84%                13.84%
  5 years                                 10.55%                10.81%
  1 year                                  17.77%                33.77%


(1) The adjusted value represents the percentage change in the ending value after the deduction of the contingent deferred sales charge.

(2) The unadjusted value represents the percentage change in the ending value without the deduction of the contingent deferred sales charge.

(3) The High Grade Bond, High Yield Bond, Managed and Blue Chip Portfolios commenced operations on December 1, 1987.

                               TOTAL RETURN TABLE
                         FOR PERIOD ENDED JULY 31, 1995

                                          STANDARDIZED        TOTAL RETURN
PORTFOLIO                               TOTAL RETURN (1)     UNADJUSTED (2)
---------                               ----------------     --------------
Growth Common Stock
  10 years                                  142.15%              142.15%
  5 years                                    73.44%               75.44%
  1 year                                      4.37%                9.36%

High Grade Bond
  Life of Portfolio (3)                      80.66%               80.66%
  5 years                                    47.34%               49.34%
  1 year                                      3.23%                8.23%

High Yield Bond
  Life of Portfolio (3)                     102.63%              102.63%
  5 years                                    63.85%               65.85%
  1 year                                      4.71%                9.71%

Managed


  Life of Portfolio (3)                      93.52%               93.52%
  5 years                                    62.37%               64.37%
  1 year                                      4.40%                9.40%

Blue Chip
  Life of Portfolio (3)                     170.23%              170.23%
  5 years                                    65.09%               67.09%
  1 year                                     17.77%               22.77%

(1) The adjusted value represents the percentage change in the ending value after the deduction of the contingent deferred sales charge.

(2) The unadjusted value represents the percentage change in the ending value without the deduction of the contingent deferred sales charge.

(3) The High Grade Bond, High Yield Bond, Managed and Blue Chip Portfolios commenced operations on December 1, 1987.

                            SHAREHOLDER VOTING RIGHTS

     All shares of the Fund have equal voting rights and may be voted in the election of Directors and on other matters submitted to the vote of shareholders. As permitted by Maryland law and the Fund's corporate charter, there will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as fewer than a majority of the directors holding office have been elected by shareholders. At that time, the directors then in office will call a shareholders' meeting for the election of directors.
 The directors shall normally continue to hold office and may appoint successor directors, provided that immediately after the appointment of any successor director, at least two-thirds of the directors have been elected by the shareholders. The shares do not have cumulative voting rights, which means that the holders of a majority of the shares voting for the election of directors can elect all the directors. No amendment may be made to the Fund's corporate charter without the affirmative vote of a majority of the outstanding shares of the Fund.

     In matters which only affect a particular Portfolio, the matter shall have been effectively acted upon by a majority vote of that Portfolio even though:
(i) the matter has not been approved by a majority vote of any other Portfolio; or (ii) the matter has not been approved by a majority vote of the Fund.

                                RETIREMENT PLANS

     The Fund offers a variety of retirement investment programs whereby contributions are invested in shares of the Fund, and any dividends (and capital gain distributions, if any) are reinvested in additional full and fractional shares of the Fund. The Fund has waived the minimum investment requirement for an account opened under any of these programs and subsequent investments can be in any amount (subject to plan limitations).

SELF-EMPLOYED INDIVIDUAL RETIREMENT PLANS

     The Fund has available for self-employed individuals a form of Paired Defined Contribution Plan, Trust Agreement and related Custodial Agreement (Keogh Plan) under IRS approved prototypes. A self-employed individual has complete discretion to make his or her own fee arrangements with the custodial bank of his or her selection, instead of using the custodian named herein on the terms described under "General" below. The maximum annual tax deductible amount for contributions is generally the lesser of 25% of earned income or $30,000. For further details, including the right of appointing a successor custodian, reference is made to the Plan, Trust Agreement and Custodial Agreement available from the Fund.

INDIVIDUAL RETIREMENT ACCOUNTS

     The Fund has available Individual Retirement Accounts (IRAs) under IRS approved prototypes. A full $2,000 deduction for IRA contributions is available only to (1) taxpayers who are not active participants in an employer-sponsored retirement plan and (2) taxpayers who are active participants in an employer-sponsored plan but have adjusted gross income below a specified level. For these purposes, a taxpayer generally will be deemed to be an active participant in an employer-sponsored retirement plan if for any part of the taxable year either the employee or his or her spouse is an active participant under a qualified pension plan, a qualified profit sharing or money purchase plan, a 403(b) annuity program, a Simplified Employee Pension plan, or a government plan (other than a plan maintained for state and local employees under section 457 of the Internal Revenue Code). Married taxpayers filing a joint return who are active participants in an employer-sponsored plan may make a tax deductible IRA contribution of up to $2,000 ($2,250 spousal) if their adjusted gross income is $40,000 or less. Between $40,000 and $50,000 of adjusted gross income, the IRA deduction is phased-out. For single taxpayers who are active participants in an employer-sponsored plan, the $2,000 deductible IRA contribution is similarly phased-out between $25,000 and $35,000 of adjusted gross income. To the extent the IRA deduction is reduced or eliminated by the phase-out rule, an individual may elect to make nondeductible IRA contributions that, when combined with the deductible contributions, may not exceed $2,000 ($2,250 for a spousal IRA). The income on the IRA contribution will not be taxed until withdrawn.

     For a period of seven days after establishment of an IRA Account and receipt of a disclosure statement the investor may revoke his or her application and the full payment made to the Account will be returned. Form 5305-A, available from the Distributor, FBL Investment Advisory Services, Inc., 5400 University Avenue, West Des Moines, Iowa 50266, is to be used to establish an Account. The form should be consulted for detailed information, including circumstances under which redemption requests must be accompanied by a declaration of intent as to the disposition of the amount distributed.

TAX-SHELTERED 403(B) PLANS

     The Fund has available Tax-Deferred Plans under section 403(b) of the Internal Revenue Code. Certain tax-exempt organizations and public schools may establish such plans under which they will be able to make contributions which are not currently taxable to their employees. For further details, contact the Fund.

CORPORATE PENSION AND PROFIT SHARING PLANS

     Accounts for corporate pension and profit sharing plans (IRS approved prototypes as well as other plans) are available. For further details, contact the Fund.

PUBLIC EMPLOYER DEFERRED COMPENSATION PLANS

     Employees of state, county and municipal agencies may make investments with pre-tax dollars through eligible deferred compensation plans authorized under section 457 of the Internal Revenue Code. Contributions and earnings are tax-sheltered until the funds are actually paid to the employee. Plans and Administrative Services are available to states, counties and municipalities to provide a tax-sheltered program for employees. For further details, contact the Fund.

GENERAL

     Investors Fiduciary Trust Company of Kansas City, Missouri, serves as custodian and provides the services required for Keogh Plans, Individual Retirement Plans, section 403(b) Plans and corporate pension and profit sharing plans. An annual maintenance fee, currently $10, will be collected annually by redemption of shares or fractions thereof from each participant's account. FBL Investment Advisory Services, Inc. performs plan services for a portion of the fee and during the fiscal year ended July 31, 1995 received $79,703 for its services. Unusual administrative responsibilities will be subject to such additional charges as will reasonably compensate the custodian for the service involved.

     Since a retirement investment program involves a commitment covering future years, it is important that the investor consider his or her needs and whether the investment objective of the Fund as described in the Prospectus is likely to fulfill them. Premature termination or curtailment of the plan may result in adverse tax consequences. Consultation with an attorney or other tax adviser regarding these plans is recommended. For further information regarding these plans, contact the Fund.

                                OTHER INFORMATION

PRINCIPAL HOLDERS OF SECURITIES

     As of October 31, 1995, Farm Bureau Life Insurance Company (a wholly-owned subsidiary of Farm Bureau Multi-State Services, Inc., an Iowa corporation), owned more than 25% of the Money Market Portfolio. As of October 31, 1995, Farm Bureau Life Insurance Company owned more than 5% of the outstanding voting securities of the High Yield Bond Portfolio. Farm Bureau Life Insurance Company indirectly owns FBL Investment Advisory Services, Inc., the Fund's investment adviser, principal underwriter and distributor.

CUSTODIAN

     Bankers Trust Company, 16 Wall Street, New York, New York 10005, currently serves as custodian of all cash and securities owned by the Fund. The custodian performs no managerial or policy-making functions for the Fund.

INDEPENDENT AUDITORS

     The Fund's independent auditors are Ernst & Young LLP, 801 Grand Avenue, Suite 3400, Des Moines, Iowa 50309. The independent auditors audit and report on the Fund's annual financial statements, review certain regulatory reports and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund.

ACCOUNTING SERVICES

     The Fund has entered into an accounting services agreement with FBL Investment Advisory Services, Inc. ("FBL") pursuant to which FBL performs accounting services for the Fund. In addition, the agreement provides that FBL shall calculate the Fund's net asset value in accordance with the Fund's current Prospectus and to prepare, for Fund approval and use, various tax returns and other reports. For such services, each Portfolio pays FBL an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets, with the annual fee payable by a Portfolio not to exceed $30,000. During the fiscal year ended July 31, 1995, the aggregate amount of such fees paid to FBL was $52,166.

SHAREHOLDER SERVICE, DIVIDEND DISBURSING AND TRANSFER AGENT

     FBL Investment Advisory Services, Inc. serves as the Fund's shareholder service, transfer and dividend disbursing agent. FBL in turn has contracted with DST Systems, Inc. ("DST"), an unrelated party, to perform certain services incident to the maintenance of shareholder accounts. The Fund pays FBL an annual fee of $7.00 to $9.00 per account and miscellaneous activity fees plus out of pocket expenses, a portion of which is paid to DST. During the fiscal year ended July 31, 1995, the aggregate amount of such fees paid to FBL was $301,139, of which $183,637 was paid to DST.

LEGAL MATTERS

     The firm of Vedder, Price, Kaufman & Kammholz, Chicago, Illinois, is counsel for the Fund.

                              FINANCIAL STATEMENTS

     The audited financial statements of the Fund, including the notes thereto, contained in the Annual Report to Shareholders of FBL Series Fund, Inc. for the fiscal year ended July 31, 1995, are incorporated herein by reference. A copy of such Annual Report to Shareholders may be obtained without charge by contacting the Fund.